UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2014

EMPIRE STATE REALTY TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36105	37-1645259
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

EMPIRE STATE REALTY OP, L.P.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36106	45-4685158
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Grand Central Place 60 East 42nd Street New York, New York	10165
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 687-8700

n/a

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Item 3.03.	Material Modification to Rights of Security Holders.

Item 8.01.	Other Events.

On August 26, 2014, Empire State Realty Trust, Inc., a Maryland corporation (the “Company”), as sole general partner in Empire State Realty OP, L.P., a Delaware limited partnership (the “Operating Partnership”), entered into Amendment No. 1 to the First Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “Amendment”) to establish the “Private Perpetual Preferred Units” as a series of preferred units of the Operating Partnership (the “Preferred Units”). The Operating Partnership issued 1,607,596 Preferred Units in connection with the settlement of the Operating Partnership’s Exchange Offer (as described in Item 3.02 below) on August 26, 2014. The terms of the Preferred Units are set forth in the Amendment that is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Pursuant to the terms of the Preferred Units, holders of the Preferred Units will be entitled to receive cumulative preferential annual cash distributions of $0.60 per Preferred Unit, when, as and if declared by the Board of Directors of the Company out of legally available funds for such purpose. Distributions will be payable quarterly in arrears on the same day on which quarterly distributions on OP Units (as defined below) are paid, which is currently the last day of each of March, June, September and December (or, if not a business day, the next succeeding business day). Distributions on the Preferred Units will accrue whether or not the Operating Partnership has earnings, whether or not there are funds legally available for the payment of such distributions, and whether or not distributions are declared. Distributions on the Preferred Units began to accrue on July 1, 2014.

Subject to certain exceptions, unless full cumulative distributions on the Preferred Units for all past distribution periods that have ended shall have been or contemporaneously are (i) declared and paid in cash or (ii) declared and a sum sufficient for the payment thereof in cash is set apart for such payment, the Operating Partnership may not:

•	declare and pay or declare and set apart for payment of any distribution, or declare and make any other distribution of cash or other property, directly or indirectly, on or with respect to; or

•	redeem, purchase or otherwise acquire for any consideration, or pay or make available any monies for a sinking fund for the redemption of;

any OP Units or any other class or series of its partnership units ranking, as to distributions and upon liquidation, on parity with or junior to the Preferred Units.

In addition, upon the Operating Partnership’s voluntary or involuntary liquidation, dissolution or winding up, before any distribution or payment shall be made to holders of OP Units or any other class or series of partnership units ranking, as to rights upon the Operating Partnership’s voluntary or involuntary liquidation, dissolution or winding up, junior to the Preferred Units, the holders of Preferred Units will be entitled to be paid out of the Operating Partnership’s assets legally available for distribution to the unitholders, after payment of or provision for the debts and other liabilities of the Operating Partnership, a liquidation preference of $16.62 per Preferred Unit, plus an amount equal to any accrued and unpaid distributions (whether or not declared) up to, but excluding, the date of payment.

Except in certain circumstances relating to the preservation of the Company’s status as a real estate investment trust, or REIT, for United States federal income tax purposes, the Operating Partnership may generally not redeem the Preferred Units. In addition, if in the future the Operating Partnership or the Company is party to certain fundamental capital transactions, such as a change of control, then the Operating Partnership will have the right, at its option, to redeem the Preferred Units, in whole but not in part, for cash at a redemption price equal to 200% of their stated liquidation preference, plus all accrued and unpaid distributions (whether or not declared) thereon up to, but excluding the date fixed for redemption, without interest. The Preferred Units will not be convertible or exchangeable for or into units of any other class or series, or redeemable for securities of the Company.

Holders of the Preferred Units will have voting rights in connection with amendments to the Operating Partnership’s operating partnership agreement or the terms of the Preferred Units that materially and adversely affect the rights of the Preferred Units. Other than in these limited circumstances, holders of the Preferred Units will have no voting rights.

Generally, Preferred Units will be freely transferable, and any transferee of such units will be admitted to the Operating Partnership as a partner with respect to such units. Transfers of Preferred Units will be effective as of the first day of the next succeeding fiscal quarter of the Operating Partnership. However, no market currently exists for the Preferred Units, and the Operating Partnership does not intend to apply to list the Preferred Units on any stock exchange or in any trading market.

Item 3.02	Unregistered Sales of Equity Securities.

On August 22, 2014, the Operating Partnership announced the final results of its offer to exchange (the “Exchange Offer”) newly-issued Preferred Units for up to 15,000,000 operating partnership units on a pro rata basis from all tendering holders of (i) Series ES operating partnership units (“Series ES OP Units”), (ii) Series 60 operating partnership units (“Series 60 OP Units”), (iii) Series 250 operating partnership units (“Series 250 OP Units”), and (iv) Series PR operating partnership units (“Series PR OP Units” and, together with Series ES OP Units, Series 60 OP Units and Series 250 OP Units, the “OP Units”).

On August 26, 2014, the Operating Partnership settled the Exchange Offer. In the aggregate, the Operating Partnership issued 1,607,596 Preferred Units in exchange for 1,607,596 OP Units, consisting of 555,801 Series ES OP Units, 168,486 Series 250 OP Units, 313,514 Series 60 OP Units and 569,795 Series PR OP Units. The OP Units acquired by the Company in the Exchange Offer were retired upon receipt. After settlement of the Exchange Offer, a total of 265,736,246 OP Units remains outstanding, consisting of 45,578,334 Series ES OP Units, 6,409,528 Series 250 OP Units, 12,256,920 Series 60 OP Units and 201,491,464 Series PR OP Units.

The Preferred Units were issued in the Exchange Offer in reliance on the exemption set forth in Section 3(a)(9) of the Securities Act of 1933, as amended, for securities exchanged by an issuer with its existing security holders exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 1 to the First Amended and Restated Agreement of Limited Partnership of Empire State Realty OP, L.P., dated August 26, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE STATE REALTY TRUST, INC. (Registrant)

Date: August 26, 2014	By:	/s/ Thomas N. Keltner, Jr.
	Name:	Thomas N. Keltner, Jr.
	Title:	Executive Vice President and General Counsel

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE STATE REALTY OP, L.P. (Registrant)

	By:	Empire State Realty Trust, Inc., as general partner

Date: August 26, 2014	By:	/s/ Thomas N. Keltner, Jr.
	Name:	Thomas N. Keltner, Jr.
	Title:	Executive Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 1 to the First Amended and Restated Agreement of Limited Partnership of Empire State Realty OP, L.P., dated August 26, 2014.

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